[GRAPHIC OMITTED]                                                   News Release
                                                                        NYSE:NOR


Contacts:

Investors:                                         Media:

Elizabeth A. Evans                                 Roger Schrum
605-978-2929                                       605-978-2848
liz.evans@northwestern.com                         roger.schrum@northwestern.com


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            NORTHWESTERN CONFIRMS FULL YEAR 2002 EARNINGS ESTIMATES;
                KNOWS OF NO REASON FOR UNUSUAL TRADING ACTIVITY;
                            COMPANY'S FORM 10-Q FILED
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SIOUX FALLS, S.D. - May 16, 2002 - NorthWestern Corporation (NYSE:NOR) today confirmed its previously announced earnings guidance of $2.30 to $2.55 per share from continuing operations in 2002 and knows of no matters relating to its energy and communications operations that would account for the recent unusual trading activity in the company's stock. In addition the company reported that it has completed and filed its Form 10-Q with the Securities and Exchange Commission on May 15, 2002.

     NorthWestern announced on May 1, 2002, first quarter 2002 income from continuing operations was $24.0 million or 65 cents per diluted share, before extraordinary charges and discontinued operations, compared with income from continuing operations of $13.2 million or 48 cents per diluted share in the first quarter of 2001. Revenues from continuing operations were $480.1 million, compared with $477.6 million in the same quarter in 2001.

     NorthWestern filed its consolidated Form 10-Q with the Securities and Exchange Commission on May 15, 2002, for its results which ended March 31, 2002. NorthWestern Energy LLC, which contains the recently acquired energy operations of the former Montana Power Company and is required to file reports with the SEC with respect to previously existing public debt of the former Montana Power Company, will file its Form 10-Q on Monday, May 20, 2002, for results ended March 31, 2002. The delayed filing by the subsidiary has no impact on NorthWestern Corporation's already filed Form 10-Q which contains the corporation's consolidated results including NorthWestern Energy LLC for a partial period beginning Feb. 1, 2002. As previously reported, the delay in the subsidiary's filing was caused by NorthWestern's consideration of changing the subsidiary's accountants to the same firm as NorthWestern's.

     NorthWestern Corporation, a FORTUNE 500 company, is a leading provider of services and solutions to more than 2 million customers across America in the energy and communications



                                     -More-
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Northwestern Confirms 2002 Guidance
May 16, 2002
Page 2



sectors. NorthWestern's partner businesses include NorthWestern Energy, a provider of electricity, natural gas and related services to customers in Montana, South Dakota and Nebraska; Expanets, the largest mid-market provider of networked communications solutions and services in the United States; and Blue Dot, a leading provider of air conditioning, heating, plumbing and related services. Further information about NorthWestern is available on the Internet at www.northwestern.com.

Forward-Looking Statements

     STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: All statements contained herein, as well as statements made in press releases and oral statements that may be made by us or by officers, directors or employees acting on our behalf, that are not statements of historical fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Among the factors that could cause our actual results to differ materially are: the adverse impact of weather conditions; unscheduled generation outages; maintenance or repairs; unanticipated changes to fossil fuel or gas supply costs or availability due to higher demand, shortages, transportation problems or other developments; developments in the federal and state regulatory environment and the terms associated with obtaining regulatory approvals; costs associated with environmental liabilities and compliance with environmental laws; the rate of growth and economic conditions in our service territories and those of our subsidiaries; the speed and degree to which competition enters the industries and markets in which our businesses operate; the timing and extent of changes in interest rates and fluctuations in energy-related commodity prices; risks associated with acquisitions, transition and integration of acquired companies, including implementation of information systems and realizing efficiencies in excess of any related restructuring charges; reduction of minority interest basis requiring us to recognize an increased share of operating losses at certain of our subsidiaries; our ability to recover transition costs; approval of our default supply contract portfolio by the MPSC; disruptions and adverse effects in the capital market due to the changing economic environment; our credit ratings with Moody's, Standard & Poor's and Fitch; changes in customer usage patterns and preferences; and changing conditions in the economy, capital markets and other factors identified from time to time in our filings with the SEC.
     Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all such factors.

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